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EXHIBIT 10.10

BEST EFFORTS SELLING AGREEMENT
XPONENTIAL, INC.

        This Best Efforts Selling Agreement (the "Agreement") is made and entered into this 31st day of December, 2003 by and between Xponential, Inc., a Delaware corporation, whose address is 2175 Old Concord Road SE, Suite 200, Smyrna, Georgia 30080 (the "Company"), and Massie Capital, Ltd., a Texas limited partnership, whose address is 7009 Riverport Road, Fort Worth, Texas 76116 (the "Selling Agent").

Recitals

        A.    The Company desires to offer and sell up to $20,000,000 in 8% Limited Recourse Secured Convertible Notes due December 31, 2014 to the public through Selling Agent and participating broker-dealers.

        B.    The offering and sale will be made pursuant to the Registration Statement and Prospectus (as herein defined).

        C.    Selling Agent is willing to assist the Company in connection with the proposed issuance and sale of these securities on a best efforts basis on the terms and conditions herein contained.

Agreement

        NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations, and warranties herein contained, the Company and Selling Agent agree as follows:

I. Representations and Warranties

        The Company represents, warrants, and agrees with Selling Agent that:

        1.     The Company is a corporation duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware.

        2.     The Company shall issue, consistent with the terms and conditions of the Registration Statement, up to $20,000,000 in 8% Limited Recourse Secured Convertible Subordinated Notes due December 31, 2014 ("the Notes") and up to 200,000 Series A Redeemable Common Stock Purchase Warrants (the "Selling Agent's Warrants") (the Notes and the Selling Agent's Warrants are collectively referred to herein as the "Securities.")

        3.     The Notes shall:

          (a)   Bear interest at the rate of 8% per annum;

          (b)   Pay interest monthly on the first of each month beginning with the second full calendar month after issuance; and

          (c)   Pay principal at maturity on December 31, 2014.

        4.     The Notes will be issued pursuant to the terms and conditions of a Trust Indenture (the "Indenture") entered into between the Company and The Bank of New York Trust Company of Florida, N. A. as Indenture Trustee ("Trustee").

        5.     A Registration Statement on the appropriate form as prescribed by the Securities and Exchange Commission (the "Commission"), together with a related Prospectus with respect to the Securities, will be filed with the Commission under the Securities Act of 1933, as amended (the "Act"). The Company will use its best efforts to cause the Registration Statement and the Prospectus to become effective as soon as possible after the filing. As used in this Agreement, the term "Registration

Statement" refers to and means the Registration Statement and any and all amendments to the Registration Statement, including exhibits and financial statements, when the Registration Statement becomes effective and, in the event of any amendments after the Effective Date (as herein defined), the Registration Statement as so amended; and the term "Prospectus" refers to and means the related Prospectus in final form, and in the event of any amendment or supplement to the Prospectus after the Effective Date, also refers to and means the Prospectus as so amended or supplemented.

        6.     The Securities shall also be registered or qualified for sale, to the extent required by law, with the state regulatory agencies of any and all states where the Securities shall be offered.

        7.     All expenses of registration and qualification shall be paid by the Company.

        8.     The purchase price of the Notes shall be in minimum denominations of $1,000 and integral multiples thereof with a minimum purchase amount of $10,000.

        9.     When the Registration Statement becomes effective, it and the accompanying Prospectus will comply in all material respects with the requirements of the Act and with the rules and regulations of the Commission promulgated under the Act; provided, however, the Company makes no representations or warranties as to information contained or omitted from the Registration Statement or the Prospectus in reliance upon written information furnished to the Company by Selling Agent specifically for inclusion in the Registration Statement or the Prospectus.

        10.   The Company has the requisite corporate power and authority to enter into this Agreement.

        11.   The financial statements to be filed with the Registration Statement will reflect all material liabilities of the Company, contingent or otherwise, and will include adequate reserves for all federal and state tax liabilities incurred to their respective dates.

        12.   All of the Notes to be sold under and pursuant to this Agreement, when issued and delivered, will be validly issued and enforceable in accordance with their terms and conditions and free and clear of all claims and encumbrances, except as described in the Indenture.

        13.   The certified public accountants who will certify to the financial statements to be filed with the Commission as a part of the Registration Statement and to the financial statements incorporated in the Prospectus, and who, as experts, may certify or review other information of a financial or accounting nature contained in the Registration Statement and the Prospectus, will be independent certified public accountants as required by the Act and the rules and regulations promulgated under the Act.

        14.   All of the foregoing representations, warranties and agreements shall survive delivery of, and payment for, all of the Securities covered by this Agreement.

II. Retention of Selling Agent

        Based upon the foregoing representations, warranties and agreements, and subject to the terms and conditions herein contained:

        1.     The Company hereby retains Selling Agent as its agent to sell for its account the Notes. Selling Agent shall use its best efforts as agent, promptly following the receipt of written notice of the Effective Date, to sell the Notes subject to the terms, provisions and conditions set forth below. There is no assurance that any or all of the Notes to be offered by the Company will be sold, and Selling Agent is under no obligation to purchase or take down any of the Notes on its own behalf or on behalf of others.

        2.     Selling Agent acknowledges that the Company may limit its acceptance of subscriptions in any manner it deems prudent in order to provide for the timely use of subscriber funds and may reject any subscriptions for any reason, and Selling Agent agrees that any such rejection of a subscription obtained by Selling Agent or by the Selling Group (as hereinafter defined) shall be deemed not to be a sale made by Selling Agent or by the Selling Group. Selling Agent further acknowledges that (i) all subscription funds will be delivered to the Company with the subscription documents as required by the Company; and (ii) all subscribers' checks shall be made payable to the Company. All subscribers' checks will be transmitted directly to the Company by noon of the next business day after receipt by Selling Agent.

        3.     Selling Agent may offer the Notes itself or through registered securities dealers selected by it, and the Company will pay such dealers and/or Selling Agent a commission equal to six percent (6%) of the funds received by the Company, as allocated by Selling Agent among one or more dealers and Selling Agent, and will pay Selling Agent three percent (3%) of the funds received by the Company as manager's fee. Selling Agent may also act as a dealer and receive both the six percent (6%) commission and the three percent (3%) manager's fee on the funds received by the Company for any sales made by Selling Agent acting as a dealer. Selling Agent and such securities dealers shall be collectively referred to herein as the "Selling Group."

        4.     In addition to the compensation set forth above, Selling Agent shall also receive, for each $10,000 in principal amount of Notes sold to the public, one hundred (100) Selling Agent's Warrants, each exercisable to purchase one share of common stock of the Company at $11.00 per share. The Selling Agent's Warrants will expire seven (7) years from the date of issuance. Selling Agent, in its discretion, may distribute a portion of such Selling Agent's Warrants to other members of the Selling Group as additional compensation.

        5.     The Company may terminate this Agreement at any time upon thirty (30) days' prior written notice to Selling Agent, or immediately upon written notice where specifically allowed herein.

        6.     Selling Agent represents that it and each member of the Selling Group are appropriately registered as a broker-dealer with the Commission and in all states in which they conduct or will conduct business in connection with this offering and are members in good standing of the National Association of Securities Dealers, Inc. Selling Agent also agrees not to solicit subscriptions for the Notes that will result in a violation of the securities laws of the United States, or of any state, or any rule or regulation thereunder, or of any rules of the NASD or any securities exchange.

        7.     Selling Agent represents that there is not now pending or threatened against Selling Agent any action or proceeding of which Selling Agent has been advised, either in any court of competent jurisdiction, before the Commission or any state securities commission concerning activities as a broker or dealer, nor has Selling Agent been named as a "cause" in any such action or proceeding.

        8.     In the event any action or proceeding of the type referred to in Paragraph 7 above shall be instituted or threatened against Selling Agent at any time, or in the event there shall be filed by or against Selling Agent in any court pursuant to any federal, state, local or municipal statute a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of assets, or Selling Agent makes an assignment for the benefit of creditors, the Company shall have the right to immediately terminate this Agreement upon written notice to Selling Agent.

        9.     Upon request, the Company will inform Selling Agent as to the states in which the Company has been advised by counsel that the Notes have been qualified for sale under the respective state securities laws, but the Company does not assume any responsibility or obligation as to Selling Agent's right to sell the Notes in any state. Selling Agent understands and agrees that under no circumstances will Selling Agent engage in any activities hereunder in any jurisdiction (a) in which the Company has not informed Selling Agent that the Notes are qualified for sale under the applicable securities laws, or (b) in which Selling Agent may not lawfully so engage.

        10.   Selling Agent confirms that its commitment to use its best efforts to solicit subscriptions for the Notes will not result in a violation of the securities laws of the United States, including, but not limited to, the Act or any rule or regulation thereunder, or the securities laws of any state in which Selling Agent will conduct business and the rules and regulations thereunder, or of any rules of any securities exchange to which Selling Agent is subject or of any restriction imposed upon Selling Agent by the NASD or any such exchange or governmental authority and agrees to indemnify the Company, its shareholders, directors, officers, employees or agents for any and all damages, liabilities and costs (including reasonable attorneys' fees and expenses) resulting from the same.

        11.   Selling Agent represents that in connection with the offering:

          (a)   Selling Agent will comply in all respect with the provisions of this Agreement.

          (b)   Selling Agent shall file all required documentation and use its best efforts to obtain the approval of the NASD pursuant to Rule 2710 of the Conduct Rules of the NASD with respect to this Agreement and the compensation arrangements set forth herein.

          (c)   Selling Agent will comply with any applicable limitations on the manner of offering as required by the Act, applicable state securities laws, and the NASD.

          (d)   Prior to making any sale, Selling Agent will have reasonable grounds to believe, after making reasonable inquiry, that each subscriber meets the requirements of the Act, the NASD and applicable state securities laws as to the suitability of the investment for such subscriber.

          (e)   Except as otherwise disclosed to the Company, no owner, partner, director or officer of Selling Agent has within the last five (5) years been subject to any of the following administrative or judicial actions (by the Commission or any state securities commission):

            (1)   Registration Stop Order (Issuance of Securities);

            (2)   Securities related felony conviction;

            (3)   Securities related administrative order;

            (4)   Any administrative order involving fraud or deceit; or

            (5)   Securities related injunction.

          (f)    Selling Agent has no current effective administrative order revoking a securities exemption.

          (g)   Selling Agent has not been suspended, censured or expelled by the NASD.

        Selling Agent agrees to indemnify and hold the Company, its shareholders, officers, directors, employees, and agents harmless from any liabilities and costs (including reasonable attorneys' fees and expenses) associated with claims arising or alleged to arise out of a breach of the foregoing representations.

        12.   Selling Agent and any members of the Selling Group do hereby undertake to comply with NASD Rules 2710 through 2780 of the Conduct Rules of the NASD regarding Distributions of Securities. Furthermore, any and all Selling Group agreements or selected dealer agreements shall provide that any member of the Selling Group shall agree to comply with said Rules.

III. Further Agreements of the Company

        The Company agrees, at its expense and without expense to Selling Agent, as follows:

        1.     To give and to continue to give and supply whatever financial statements and other information that may be required by the Commission or the proper public bodies in the states in which the Notes may be qualified.

        2.     As soon as the Company is informed, to advise Selling Agent and to confirm the advice in writing:

          (a)   When the Registration Statement becomes effective;

          (b)   When any amendment to the Registration Statement filed subsequent to the Effective Date becomes effective;

          (c)   Of any request of the Commission for amendments to the Registration Statement or the related Prospectus, or for additional information;

          (d)   Of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; or

          (e)   Of any material adverse change in its financial position or operating condition and of any development materially affecting the Company or rendering untrue or misleading any material statement in the Registration Statement or the Prospectus.

        3.     To make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement; and, if a stop order is entered at any time, to use its best efforts to obtain withdrawal of the order at the earliest possible moment.

        4.     To furnish, without cost, to Selling Agent one executed copy of the Registration Statement, including all exhibits and amendments, and a reasonable number of copies of the Registration Statement (including Prospectus) and amendments.

        5.     For the period after the Effective Date during which the Prospectus is required by law to be used, if any change occurs so that the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading, forthwith to prepare and furnish to Selling Agent, without cost, supplements to the Prospectus or an amended Prospectus correcting the untrue statement or supplying the omission.

        6.     If revision of the Prospectus pursuant to the provisions of Section 10 of the Act becomes necessary, to review the Prospectus, to file copies of the Prospectus with the Commission, and to furnish copies of the revised Prospectus to Selling Agent in whatever reasonable quantity it requests.

        7.     To use its best efforts to cause the Notes to be qualified for sale on terms consistent with those stated in the effective Registration Statement under the state securities laws in such states as may be agreed upon.

        8.     To provide to Selling Agent any reasonable additional information or documentation deemed by Selling Agent to be necessary in the performance of Selling Agent's due diligence.

        9.     To provide Selling Agent from time to time access to review operations and such other public information concerning the Company as Selling Agent may reasonably request.

IV. Indemnity Provisions

        1.     The Company shall indemnify, defend and hold Selling Agent (including any underwriter, broker, or securities dealer associated with Selling Agent), and each person, if any, who controls Selling Agent within the meaning of Section 15 of the Act, free and harmless from and against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expense incurred by Selling Agent and any controlling person in connection with defending any claims or liabilities, whether or not resulting in any liability to Selling Agent or to any controlling person) that Selling Agent or such controlling person may incur under the Act or at common law or otherwise, but only to the extent that the losses, claims, demands, liabilities, and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the Prospectus, or in any amendment or amendments to the Registration Statement or the Prospectus, or in any application or other papers executed by any selling agent or dealer with the written approval of the Company for filing in any state or states in order to qualify the Notes covered by this Agreement under the securities laws of those states (the "Blue Sky Applications"), or arise out of or are based upon any omission or alleged omission to state in these documents a material fact required to be stated in them or necessary to make the statements in them not misleading; provided, however, that this indemnity agreement shall not apply to any losses, claims, demands, liabilities, or expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or amendments to them or in any Blue Sky Applications, or arising out of or based upon the omission or alleged omission to state in these documents a material fact required to be stated in them or necessary to make the statements in them not misleading, which statement or omission was made in reliance upon information furnished to the Company by Selling Agent in writing expressly for use in the Registration Statement or the Prospectus or in any amendment or amendments to them, or was made by Selling Agent in a Blue Sky Application not in reliance upon information furnished by the Company.

        2.     The foregoing indemnity of the Company in favor of Selling Agent shall not be deemed to protect Selling Agent against any liability to the Company or its noteholders to which Selling Agent would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

        3.     Selling Agent shall give the Company an opportunity to participate in the defense or preparation of the defense of any action brought against Selling Agent or a controlling person of Selling Agent to enforce any claim or liability, and the Company may so participate. The Company's agreement under the foregoing indemnity is expressly conditioned upon notice of any action being sent by Selling Agent or a controlling person, as the case may be, to the Company by letter or facsimile (addressed as provided herein) promptly after the commencement of the action against Selling Agent or a controlling person. Such notice must either be accompanied by copies of papers served or filed in connection with the action or by a statement of the nature of the action to the extent known to Selling Agent. Failure to notify the Company within a reasonable time of an action shall relieve the Company of its liability under the foregoing indemnity, but failure to notify the Company shall not relieve the Company from any liability that the Company may have to Selling Agent or a controlling person other than on account of the indemnity agreement contained in this Article IV.

        4.     Selling Agent likewise shall indemnify, defend and hold harmless the Company against any and all losses, claims, expenses, and liabilities to which it may become subject arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment or amendments to the Registration Statement or the Prospectus, or in any Blue Sky Application, or arising out of or based upon the omission or alleged omission to state in these documents a material fact required to be stated in them or necessary to make the statements in them not misleading, resulting from the use of written information furnished to the Company by Selling Agent expressly for use in the preparation of the Registration Statement or the Prospectus, or in any amendment or amendments to the Registration Statement or the Prospectus, or in any Blue Sky Application, or arising out of or based on the failure by Selling Agent or a member of the Selling Group to comply with all requirements of federal or state securities laws or any provision of this Agreement.

        5.     The Company shall give Selling Agent an opportunity to participate in the defense or preparation of the defense of any action brought against the Company to enforce any claim or liability, and Selling Agent shall have the right so to participate. The agreement of Selling Agent under the foregoing indemnity is expressly conditioned upon notice of any action being sent by the Company to

Selling Agent by letter or by facsimile (addressed as provided in this Agreement) promptly after the commencement of the action against the Company. The notice must either be accompanied by copies of papers served or filed in connection with the action or by a statement of the nature of the action to the extent known to the Company. Failure to notify Selling Agent of any action shall relieve Selling Agent of its liability under the foregoing indemnity, but failure to notify Selling Agent shall not relieve Selling Agent from any liability which Selling Agent may have to the Company or its stockholders otherwise than on account of the indemnity agreement contained in this Article IV.

        6.     The provisions of this Article IV shall not in any way prejudice any right or rights that Selling Agent may have against the Company, or that the Company may have against Selling Agent, under any statute other than the Act, at common law or otherwise.

        7.     The indemnity agreements contained in this Article IV shall survive the Effective Date and shall inure to the benefit of the successors of the Company and the successors of Selling Agent and shall be valid irrespective of any investigation made by or on behalf of Selling Agent or the Company.

V. Payment of Expenses

        The Company shall, at its expense and without expense to Selling Agent, pay all costs and expenses incurred by the Company in connection with the offering, including, but without limitation, all expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus, as well as all amendments to them together with all exhibits; pay all filing fees and costs, original issue taxes, Trustee's fees, charges, or disbursements connected with the issue and delivery of the Securities; and pay all reasonable expenses incurred in connection with the qualification of the Notes for sale under the securities laws of such states as may be agreed upon. Notwithstanding the foregoing, the Company shall not be responsible for any expenses of the Selling Agent or Selling Group incurred in connection with the offering, including, but without limitation, attorneys' fees, operating expenses, travel expenses and other incidental expenses incurred by Selling Agent or the Selling Group.

VI. Public Offering

        Selling Agent shall make a public offering on a best efforts basis of the Notes covered hereby as soon after the Effective Date of the Registration Statement as is advisable in accordance with and as set forth in the Registration Statement. The public offering may be made either in the open market or through securities dealers (acting as principals) selected by Selling Agent, or partly in each manner, as determined by Selling Agent in its sole discretion.

VII. Conditions Precedent to Selling Agent's Obligations

        The obligations hereunder of Selling Agent are conditioned upon:

        1.     The Company's performance in all material respects of all the obligations required by it to be performed hereunder and the truth, completeness and accuracy of all statements and representations in all material respects contained herein or of any financial statements furnished hereunder.

        2.     From the date hereof until the Effective Date, and during the term hereof, no material adverse change occurring in the properties and assets of the Company, other than changes occurring in the ordinary course of business.

        3.     No claim being made or legal action being instituted against the Company, which if adversely determined would have a material adverse effect on the financial condition of the Company, taken as a whole, and no reasonable basis for a claim or an action of this nature being discovered.

        4.     The Registration Statement becoming effective no later than June 30, 2004, or whatever later date that may be agreed upon, and no amendment to the Registration Statement being filed to which Selling Agent reasonably has objected after having received reasonable notice; and no stop order suspending the effectiveness of the Registration Statement being issued and no proceedings for that purpose being threatened or instituted.

VIII. Effective Date

        The Effective Date, as referred to in this Agreement, shall be the effective date of the Registration Statement.

        1.     The representations and warranties in this Agreement shall survive the Effective Date and shall continue in full force and effect regardless of any investigation made by the party relying upon any representation or warranty.

        2.     This Agreement shall inure to the benefit of, and be binding upon, the Company and Selling Agent (including specifically any dealer that Selling Agent associates with pursuant hereto) and their successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or with respect hereto, or any provisions contained herein. This Agreement and all of its conditions and provisions are for the sole and exclusive benefit of the foregoing persons and for the benefit of no other person, except that the warranties, indemnities and agreements of the Company contained herein also shall be for the benefit of any persons, if any, who control Selling Agent within the meaning of Section 15 of the Act, and except that the indemnification by Selling Agent shall be for the benefit of the directors of the Company and the officers of the Company who have signed the Registration Statement.

        3.     This Agreement sets forth the entire agreement between the parties hereto, and no representation, warranty, understanding, or agreement not specifically set forth herein shall be implied from this Agreement.

        4.     The proceeds received by Selling Agent from the sale of the Notes shall be remitted to the Company not later than noon of the following business day. Commissions shall be paid by the Company within three (3) business days following acceptance of a paid subscription by the Company.

        5.     Selling Agent shall comply with all of the rules and regulations of the Commission and the state regulatory agencies of the states where the Notes shall be offered. If at any time during the term of this Agreement, Selling Agent should, for any reason, be disqualified or precluded from offering to the public these Notes, the Company shall have the option to terminate this Agreement upon three (3) days' prior written notice to Selling Agent, in which event this Agreement shall be void and of no further force and effect, except that Selling Agent shall be entitled to the commissions earned as of the date of termination.

        6.     This Agreement, unless sooner terminated as herein provided, shall continue until all Notes registered under the Registration Statement are either sold or withdrawn by the Company from registration, whichever event first occurs.

IX. Selling Agent's Right to Terminate

        Notwithstanding any of the terms and provisions hereof, this Agreement may be terminated by Selling Agent based on a material breach of this Agreement by the Company. Selling Agent shall give fifteen (15) days' prior written notice to the Company of such material breach, and the Company shall have thirty (30) days to cure such material breach before Selling Agent may terminate this Agreement. In the event of such termination, Selling Agent shall be entitled to any commissions to which it was entitled as of the date of termination. In the event Selling Agent reasonably determines that the Notes are not marketable, notwithstanding its best efforts to sell the Notes, Selling Agent may terminate this Agreement with thirty (30) days' prior written notice to the Company.

X. Post-Effective Amendments

        1.     The Company shall prepare and file under the Act any required post-effective amendments to the Registration Statement and related Prospectus or new Registration Statements and new related Prospectuses.

        2.     The Company agrees with respect to these post-effective amendments and related Prospectuses and with respect to these new Registration Statements and new Prospectuses to observe all of the terms and conditions of this Agreement as set forth in Article III, Paragraphs 1, 2, 3, 4, 5 and 6 and Article IV.

XI. Notice

        Any notice required or permitted to be given under or pursuant to this Agreement may be given in writing by depositing the notice in the United States mail, postage prepaid, by hand-delivery or by courier, or by facsimile, addressed as follows:

        To Selling Agent:

    Massie Capital, Ltd.
    7009 Riverport Road
    Fort Worth, Texas 76116
     FAX—(817) 763-8063
    Attention: William R. Massie, General Partner

        To the Company:

    Xponential, Inc.
    2175 Old Concord Road SE, Suite 200
    Smyrna, Georgia 30080
     FAX—(678) 305-7213
    Attention: John R. Boudreau, Chief Executive Officer

        Copy to:

    Holland, Johns, Schwartz and Penny, L.L.P.
    306 West Seventh Street, Suite 500
    Fort Worth, Texas 76102
    Attention: Margaret E. Holland
     FAX—(817) 332-3140

        Notice shall be deemed given to a party hereunder when actually received by such party.

XII. Miscellaneous

        1.     This Agreement may be modified only in writing and signed by the parties hereto.

        2.     This Agreement shall be governed and construed in accordance with the laws of the state of Texas.

        3.     This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

        4.     For purposes of any lawsuit or other proceeding in respect to this Agreement, the undersigned hereby submits and consents to the jurisdiction of any court of competent jurisdiction sitting in the State of Texas, Tarrant County.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

COMPANY:	XPONENTIAL, INC.
	By:	/s/ JOHN R. BOUDREAU John R. Boudreau Chief Executive Officer
SELLING AGENT:	MASSIE CAPITAL, LTD.
	By:	/s/ WILLIAM R. MASSIE William R. Massie General Partner

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  EXHIBIT 10.10
BEST EFFORTS SELLING AGREEMENT XPONENTIAL, INC.
X. Post-Effective Amendments